UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 30, 2016

ALTRA INDUSTRIAL MOTION CORP.
(Exact name of registrant as specified in its charter)

001-33209
(Commission File Number)

Delaware
(State or other jurisdiction of incorporation)
61-1478870
(IRS Employer Identification No.)

300 Granite Street, Suite 201, Braintree, Massachusetts
(Address of principal executive offices)

(781) 917-0600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On January 5, 2017, Altra Industrial Motion Corp. (the “Company”) filed with the Securities and Exchange Commission a report on Form 8-K (the “Prior 8-K”) disclosing that the Company, through certain of its subsidiaries, completed its previously announced acquisition of the Stromag business (the “Stromag Business”) from GKN plc. on December 30, 2016 (the “Stromag Acquisition”). This amendment is being filed to amend and supplement the Prior 8-K to include the financial information required by Item 9.01 of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)

Financial Statements of Business Acquired    The audited combined financial statements of the Stromag Business for the fiscal years ended December 31, 2015 and 2014 are filed as Exhibit 99.1 to this report and incorporated by reference into this Item 9.01(a).

(b)

Interim Financial Statements of Business Acquired    The unaudited interim combined financial statements of the Stromag Business for the six months ended June 30, 2016 and 2015 are filed as Exhibit 99.2 to this report and incorporated by reference into this Item 9.01(b).

(c)

Pro Forma Condensed Combined Financial Information    The unaudited pro forma condensed combined financial information of the Company for the fiscal year ended December 31, 2016 is filed as Exhibit 99.3 to this report and incorporated by reference into this Item 9.01(c). The Pro Forma Condensed Combined Financial Information is a presentation of historical results with accounting adjustments necessary to reflect the estimated pro forma effect of the Company’s acquisition of the Stromag Business on the result of operations of the Company and is presented for information purposes only. The Pro Forma Condensed Combined Financial Information does not reflect the effects of any anticipated changes to be made by the Company to the operations of the combined companies, including synergies and cost savings and does not include any one time charges expected to result from the Stromag Acquisition. The Pro Forma Condensed Combined Financial Information should not be construed to be indicative of the Company’s future results of operations.

Number No.           Description

23.1	Consent of PricewaterhouseCoopers LLP, Independent Accountants

99.1	Audited combined financial statements of the Stromag Business for the years ended December 31, 2015 and 2014.

99.2	Unaudited Interim combined financial statements of the Stromag Business for the six months ended June 30, 2016 and 2015.
99.3	Unaudited pro forma condensed combined financial information of Altra Industrial Motion Corp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRA INDUSTRIAL MOTION CORP.

Date: March 15, 2017	By:	/s/ Glenn E. Deegan
Name: Glenn E. Deegan
Title: Vice President, Legal and Human Resources, General Counsel and Secretary.

EXHIBIT INDEX

Number No.           Description

23.1	Consent of PricewaterhouseCoopers LLP, Independent Accountants

99.1	Audited combined financial statements of the Stromag Business for the years ended December 31, 2015 and 2014.

99.2	Unaudited interim combined financial statements of the Stromag Business for the six months ended June 30, 2016 and 2015.
99.3	Unaudited pro forma condensed combined financial information of Altra Industrial Motion Corp.